UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant  ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PulteGroup, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

FOR IMMEDIATE RELEASE	Company Contact
Investors: Jim Zeumer
(404) 978-6434
Email: jim.zeumer@pultegroup.com

PULTEGROUP ANNOUNCES CHANGE OF LOCATION OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 7, 2020

ATLANTA – April 20, 2020 - PulteGroup, Inc. (NYSE: PHM) announced today that, due to the ongoing public health impact of COVID-19 and to support the health and safety of our shareholders, the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of PulteGroup, Inc. (the “Company”) will now be held in a virtual format only. Shareholders will not be able to attend the Annual Meeting in person. As previously announced, the Annual Meeting will be held on Thursday, May 7, 2020 at 1:00 p.m. Eastern Time.

As described in the proxy materials for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2020, shareholders as of the close of business on March 13, 2020, the record date, or those holding a legal proxy for the meeting provided by their bank, broker, or nominee are entitled to vote at the Annual Meeting. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/PHM2020, shareholders must enter the 16-digit control code included in their proxy materials. Further information regarding the change to the location of the Annual Meeting can be found in the Notice of Change of Location of Meeting filed by the Company with the SEC on April 20, 2020.

About PulteGroup

PulteGroup, Inc. (NYSE: PHM), based in Atlanta, Georgia, is one of America’s largest homebuilding companies with operations in more than 40 markets throughout the country. Through its brand portfolio that includes Centex, Pulte Homes, Del Webb, DiVosta Homes, American West and John Wieland Homes and Neighborhoods, the company is one of the industry’s most versatile homebuilders able to meet the needs of multiple buyer groups and respond to changing consumer demand. PulteGroup conducts extensive research to provide homebuyers with innovative solutions and consumer inspired homes and communities to make lives better.

For more information about PulteGroup, Inc. and PulteGroup brands, go to pultegroup.com; www.pulte.com; www.centex.com; www.delwebb.com; www.divosta.com; www.jwhomes.com and www.americanwesthomes.com. Follow PulteGroup, Inc. on Twitter: @PulteGroupNews.

PULTEGROUP, INC.

3350 Peachtree Road NE

Atlanta, Georgia 30326

IMPORTANT CHANGE REGARDING THE LOCATION OF THE ANNUAL
MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, MAY 7, 2020

The following Notice of Change of Location of Meeting (“Notice”) relates to the Annual Meeting of Shareholders (the “Annual Meeting”) of PulteGroup, Inc. (the “Company”) to be held on Thursday, May 7, 2020, as set forth in the proxy statement of the Company filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2020 (the “Proxy Statement”), furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting. This Supplement is being filed with the SEC and is being made available to shareholders on or about April 20, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 7, 2020

To the Shareholders of PulteGroup, Inc.:

Due to the public health impact of COVID-19 and to support your health and well-being, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of PulteGroup, Inc. (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Thursday, May 7, 2020 at 1:00 p.m. Eastern Time. However, the Annual Meeting will now be held in a virtual meeting format only. There will be no physical meeting, and you will not be able to attend the Annual Meeting in person. You may submit questions online during the Annual Meeting at www.virtualshareholdermeeting.com/PHM2020. The Company reserves the right to edit or reject any questions deemed duplicative, profane or inappropriate.

As described in the proxy materials for the Annual Meeting previously distributed and filed with the Securities and Exchange Commission on March 23, 2020, you are entitled to participate in the Annual Meeting if you were a shareholder of the Company as of the close of business on March 13, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker, or nominee. To be admitted electronically to the Annual Meeting, you must go to the meeting website at www.virtualshareholdermeeting.com/PHM2020, and enter your 16-digit control code included in your proxy materials. A list of shareholders entitled to vote at the Annual Meeting will be available at www.virtualshareholdermeeting.com/PHM2020 for examination during the Annual Meeting. Shareholders will need their 16-digit control code included in their proxy materials to access the list. Whether or not you plan to attend virtually, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. You will not receive a new Proxy Card reflecting the change to a virtual meeting. The Proxy Card included with the proxy materials previously distributed may continue to be used to vote your shares in connection with the Annual Meeting. Further instructions on how to participate in and vote at the Annual Meeting are available at www.virtualshareholdermeeting.com/PHM2020. We encourage you to access the meeting prior to the start time. Online check-in will begin at 12:30 p.m., Eastern Time, and you should allow ample time for the check-in procedures. If you experience technical difficulties during the check-in process or during the meeting please call please call the technical support number that will be posted on the virtual shareholder meeting login page.

By Order of the Board of Directors

TODD N. SHELDON
Executive Vice President, General Counsel and Corporate Secretary

Atlanta, Georgia April 20, 2020

The Annual Meeting on May 7, 2020 at 1:00 p.m. Eastern Time will be available online at www.virtualshareholdermeeting.com/PHM2020. The proxy statement and Annual Report on Form 10-K are available at: www.envisionreports.com/PHM.

PULTEGROUP, INC.

3350 Peachtree Road NE, Suite 150

Atlanta, Georgia 30326

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS

When:	Thursday, May 7, 2020 at 1:00 P.M., Eastern Time

Where:	Via live webcast at www.virtualshareholdermeeting.com/PHM2020

Items of Business:

Proposal 1 – Election of ten nominees for director named in the Proxy Statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2020

Proposal 2 – Ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for 2020

Proposal 3 – Say-on-pay: Advisory vote to approve executive compensation

In addition, any other business as may properly come before the meeting

Who Can Vote:	Shareholders of record at the close of business on Friday, March 13, 2020

Who Can Participate:	To be admitted electronically to the Annual Meeting, you must go to the meeting website at www.virtualshareholdermeeting.com/PHM2020, and enter the 16-digit control code included in your proxy materials. Shareholders participating in the virtual meeting are deemed to be present in person at the Annual Meeting. Further instructions on how to participate in and vote at the Annual Meeting are available at www.virtualshareholdermeeting.com/PHM2020.

Date of Mailing:	On or about Monday, March 23, 2020, a Notice of Internet Availability of Proxy Materials and Notice of Annual Meeting were mailed or made available to our shareholders containing instructions on how to access the Proxy Statement and our 2019 Annual Report on Form 10-K and vote online, as well as instructions on how to receive paper copies of these documents for shareholders who so elect

Shareholder List:	A list of shareholders entitled to vote at the Annual Meeting will be available at www.virtualshareholdermeeting.com/PHM2020 for examination during the Annual Meeting. Shareholders will need their 16-digit control code to access the list.

Questions:	You may submit questions online during the Annual Meeting at www.virtualshareholdermeeting.com/PHM2020. The Company reserves the right to edit or reject any questions deemed duplicative, profane or inappropriate.

Atlanta, Georgia April 20, 2020

How To Vote In Advance

Your vote is important. We encourage you to vote promptly, whether or not you plan to attend the meeting. In accordance with the rules and regulations adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials, we are furnishing proxy materials to our shareholders over the internet. Make sure to have your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials and Notice of Annual Meeting in hand and follow the instructions.

By Telephone: You can vote your shares by calling 1-800-690-6903 within the USA, US territories and Canada on a touchtone phone
By Internet: You can vote your shares online at www.proxyvote.com
By Mail: If you received a proxy card by mail, you can vote your shares by signing and returning the proxy card in the postage-paid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 7, 2020.

The Company’s Proxy Statement for the 2020 Annual Meeting of Shareholders and the Annual Report on Form 10-K to Shareholders for the fiscal year ended December 31, 2019 are available at: www.proxyvote.com.

By Order of the Board of Directors

TODD N. SHELDON
Executive Vice President, General Counsel and Corporate Secretary